UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ATTN: Chief Financial Officer
      55 Glenlake Parkway, N.E., Atlanta, Georgia                30328
(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2026, the Board of Directors (the “Board”) of United Parcel Service, Inc. (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, set the size of the Board to eleven members and appointed Shannon Eisenhardt to the Board, including as a member of its Audit Committee, effective immediately.

Ms. Eisenhardt, 52, is Group Chief Financial Officer and an Executive Director of Reckitt Benckiser Group plc. Before joining Reckitt in 2023 as Global Chief Financial Officer Designate and assuming her current role in March 2024, she spent eight years at NIKE, Inc., most recently from 2020 to 2023 as Chief Financial Officer of Consumer, Marketplace and Brand, leading finance for Nike’s global geographies, Nike Direct and Global Marketing, as well as Global Business Planning.

Ms. Eisenhardt will be entitled to participate in the Company’s compensation program for non-management directors, as described under the heading “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2026. In connection with her appointment, Ms. Eisenhardt will receive an annual cash retainer payment of $125,000 and an annual equity award of $210,000, each prorated for the portion of the current Board service year remaining after the effective date of her appointment.

There are no arrangements or understandings between Ms. Eisenhardt and any other person pursuant to which she was selected as a director. Ms. Eisenhardt does not have any family relationship with any director or executive officer of the Company, and there are no transactions involving Ms. Eisenhardt that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On November 4, 2026, the Company issued a press release announcing Ms. Eisenhardt’s appointment to the Board. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated November 4, 2026
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	November 4, 2026	By:	/s/ NORMAN M. BROTHERS, JR.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President and Chief Legal and Compliance Officer